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                          SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.     20549

                           --------------------------------

                                       FORM 8-K

                                   CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                   Date of report (Date of earliest event reported)
                           January 6, 1998 (November 26, 1997)


                                   ACTIVISION, INC.
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                  (Exact name of registrant as specified in charter)

          Delaware                 0-12699                   94-2606438
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(State or Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)          File Number)             Identification No.)


 3100 Ocean Park Blvd., Santa Monica, CA         90405
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 (Address of Principal Executive Offices)      (Zip Code)

          Registrant's telephone number, including area code  (310) 255-2000
                                                              ------------------
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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

As previously disclosed by Activision, Inc., a Delaware corporation (the "Company") in prior fillings: During November 1997, the Company completed the acquisition of Combined Distribution (Holdings) Limited, a privately held company based in Birmingham, England, which is the parent company of CentreSoft Limited and PDQ Limited ("CentreSoft"); and, also in November 1997, a wholly-owned indirect German subsidiary of the Company acquired NBG EDV Handels-und Verlags GmbH ("NBG"), a privately held software distributor and publisher based in Burglengenfeld, Germany, and Target Software Vertriebs GmbH ("Target"), a small affiliated software retailer.

The above mergers have been accounted for as poolings-of-interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. The Company has prepared restated supplemental consolidated financial statements as of March 31, 1997 and 1996 and for each of the three years ended March 31, 1997, 1996 and 1995 reflecting the above-described transactions, and the Company is filing them as Exhibit 99.1 to this Current Report on Form 8-K so that the Company may incorporate by reference to this report, such financial statements into any future registration statements filed by the Company with the Securities Exchange Commission. Unaudited restated supplemental interim consolidated financial statements as of June 30, 1997 and September 30, 1997 and for the three month periods ended June 30, 1997 and 1996 and for the three month and the six month periods ended September 30, 1997 and 1996 reflecting the above-described transactions also have been included herein as
Exhibit 99.4.

The supplemental consolidated financial statements do not extend through the date of consummation of the CentreSoft and NBG acquisitions. However, these statements will become the historical consolidated financial statements of the Company after financial statements covering the date of consummation of the business combinations are issued.

In addition, the selected supplemental consolidated financial data and management's discussion and analysis of financial condition and results of operations of the Company have been prepared to give retroactive effect to the above-described transactions and appear herein as Exhibits 99.2 and 99.3, respectively. Management's discussion and analysis of financial condition and results of operations of the Company for the periods presented in the supplemental interim consolidated financial statements appears herein as part of Exhibit 99.4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (b)  Exhibits

     23.1      Consent of KPMG Peat Marwick LLP.

     23.2      Consent of Coopers & Lybrand LLP.

     23.3      Consent of Grant Thornton.

      27       Financial Data Schedule.

     99.1 Supplemental Consolidated Financial Statements of Activision, Inc. as of March 31, 1997 and 1996 and for each of the three years ended March 31, 1997, 1996 and 1995 (as restated to reflect the acquisitions of CentreSoft on November 26, 1997 and NBG on November 26, 1997).

     99.2 Selected Supplemental Consolidated Financial Data of Activision, Inc. (as restated to reflect the acquisitions of CentreSoft on November 26, 1997 and NBG on November 26, 1997).

     99.3 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of Activision, Inc. (as restated to reflect the acquisitions of CentreSoft on November 26, 1997 and NBG on November 26, 1997).

     99.4 Supplemental Interim Consolidated Financial Statements of Activision, Inc. as of June 30, 1997 and for the three month periods ended June 30, 1997 and 1996 and as of September 30, 1997 and for the three month and the six month periods ended September 30, 1997 and 1996 (as restated to reflect the acquisitions of CentreSoft on November 26, 1997 and NBG on November 26, 1997).




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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 6, 1998

                                   ACTIVISION, INC.


                                   By  /s/  Barry  J. Plaga
                                       --------------------------------------
                                        Name:  Barry J. Plaga
                                        Title: Senior Vice President and
                                               Chief Financial Officer